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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------
                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 2002


                                 HYBRIDON, INC.
   (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CERTIFICATE OF INCORPORATION)


                         COMMISSION FILE NUMBER 0-27352

                   DELAWARE                                   04-3072298
       (STATE OR OTHER JURISDICTION OF                     (I.R.S. EMPLOYER
        INCORPORATION OR ORGANIZATION)                    IDENTIFICATION NO.)

              345 VASSAR STREET                                  02139
           CAMBRIDGE, MASSACHUSETTS                           (ZIP CODE)
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (617) 679-5500
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS

        On September 30, 2002, Hybridon, Inc. announced that it would recognize approximately $26 million of previously deferred revenue as revenue in the third quarter of fiscal year 2002.

        A copy of the press release announcing the accounting change has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. EXHIBITS

99.1      Press release dated September 30, 2002.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HYBRIDON, INC.


Date: September 30, 2002              /s/  Robert G. Andersen
                                      -----------------------------------
                                      Robert G. Andersen
                                      Chief Financial Officer and Vice President
                                      of Operations and Planning
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                               INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

99.1 Press release dated September 30, 2002 regarding accounting change.